Exhibit 10.1

     Form of Exchange Agreement dated as of December 31, 1998, by and between ICC Technologies, Inc. and each of certain beneficial holders of the Rare Medium, Inc., Secured Promissory Note, dated April 15, 1998.




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                             ICC TECHNOLOGIES, INC.

                               EXCHANGE AGREEMENT


To:   ICC TECHNOLOGIES, INC.
      44 West 18th Street, 6th Floor
      New York NY  10011

Dear Sirs:

     In connection with ICC Technologies, Inc.'s ("ICC") acquisition of Rare Medium, Inc. ("Rare Medium") by merger, which was effective on April 15, 1998, ICC caused Rare Medium to issue to the stockholders of Rare Medium in partial consideration for their shares of Rare Medium stock, a Secured Promissory Note, dated April 15, 1998, in the original principal amount of $22,200,000 (the "Note"). The principal amount of the Note is payable in two equal annual installments on the second and third anniversaries of the date of issuance, and interest accrues at the prime rate and is payable semi-annually. The initial installment of accrued interest payable on October 1, 1998 has been satisfied by delivery of a combination of common stock of ICC and an unsecured promissory note of Rare Medium (the "Interest Note"). The Note is secured by all of the assets of Rare Medium. In addition, ICC has guarantied the obligations of Rare Medium under the Note pursuant to a Guaranty ("Guaranty"), dated April 15, 1998, which Guaranty is secured by a pledge of all of the outstanding stock in Rare Medium.

     ICC desires to exchange the entire principal amount and accrued interest payable under each of the Note and the Interest Note for shares of common stock of ICC. Reference is made to the term sheet ("Term Sheet") attached hereto as Exhibit A, which describes the terms of the offering ("Offering") of shares of common stock of ICC to the holders of the Note (the "Note Holders") in exchange for the entire principal amount of each of the Note and the Interest Note and accrued and unpaid interest under each of the Note and Interest Note for the period October 1, 1998 through December 31, 1998.

     The undersigned Note Holder (hereinafter referred to as the "Investor") hereby agrees as follows:

          1. Subscription; Exchange. Subject to the terms and conditions set forth in this Exchange Agreement, the Investor hereby agrees to acquire (a) the number of shares of common stock in ICC set forth on the signature page hereto in exchange for the entire principal amount payable to the Investor under the Note, and (b) in exchange for Accrued Interest (as hereafter defined) under the Note and Interest Note Obligations (as hereafter defined) under the Interest Note, such number of additional shares of common stock in ICC determined by dividing (x) the amount of accrued and unpaid interest payable to the Investor under the Note for the period October 1, 1998 through December 31, 1998 ("Accrued Interest"), plus the amount of principal and accrued and unpaid interest payable to the Investor under the Interest Note for the period October 1, 1998 through December 31, 1998 (the "Interest Note Obligations"), by (y) the price of $4.14 per share of ICC common stock. The aggregate number of shares of common stock to be acquired by the Investor hereunder is herein referred to as the "Shares."


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          2. Payment; Conversion of Note; Delivery of Shares.

             a. The Investor agrees that it is acquiring the Shares at a price of $4.14 per Share in exchange for an equal amount of principal and Accrued Interest payable under the Note to the Investor and an equal amount of Interest Note Obligations payable to the Investor under the Interest Note. By executing this Exchange Agreement and upon ICC's acceptance of this subscription, the Investor hereby releases ICC and Rare Medium from all obligations under the Note, the Guaranty and the Interest Note, and hereby terminates all security interests and stock pledges granted as security for the Note and Guaranty. The Investor shall not be permitted to subscribe for an amount of Shares which is less than the aggregate amount of principal and Accrued Interest payable to the Investor under the Note and the Interest Note Obligations payable to the Investor under the Interest Note. If, however, ICC allocates fewer Shares to the Investor than he has subscribed for at ICC's sole discretion, the Investor's subscription for Shares shall be deemed to be in exchange for an equal amount of principal payable to the Investor under the Note until satisfied in full, and thereafter in exchange for an equal amount of Accrued Interest payable to the Investor under the Note until satisfied in full, and thereafter in exchange for an equal amount of Interest Note Obligations payable to the Investor under the Interest Note. In such event, following Closing (hereinafter defined) ICC shall promptly cause Rare Medium to deliver a promissory note payable to the Investor in the principal amount equal to the unsatisfied Accrued Interest and/or Interest Note Obligations payable to the Investor, which promissory note shall contain terms substantially identical to the terms of the Interest Note. The Investor hereby acknowledges and agrees that any such replacement note shall be an unsecured obligation of Rare Medium, and shall not be guarantied by ICC.

             b. Promptly following the Closing, ICC shall deliver a Stock Certificate for the Shares (subject to the provisions of Section 2(a) and Section 10 hereof) registered in the name of the Investor.

          3. Representations and Warranties of Subscriber. To induce ICC to accept this subscription for Shares of ICC common stock in exchange for amounts payable to the Investor under the Note and the Interest Note, the Investor hereby represents and warrants as follows:

             a. The Investor has carefully read and fully understands this Exchange Agreement, the Term Sheet and the following reports filed by ICC with the Securities and Exchange Commission ("SEC"), copies of which the Investor has been provided access to, and the Investor is fully capable of assessing and bearing the risks associated with an investment in the Shares:

             (i) Annual Report on Form 10-K, for the year ended December 31, 1997, as amended on Form 10-K/A filed with the SEC on April 30, 1998;

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             (ii) Quarterly Reports on Form 10-Q for the quarters ended March
31, 1998, June 30, 1998 and September 30, 1998;

             (iii) Current Reports on Form 8-K, each filed with the SEC on March 13, 1998, as amended on April 29, 1998, on April 30, 1998, as amended on June 25, 1998, on August 20, 1998, on August 28, 1998, and on October 9, 1998, as
amended on November 13, 1998;

             (iv) Amendment to Annual Report on Form 10-K/A for the year ended December 31, 1996 filed with the SEC on February 2, 1998; and

             (v) Proxy Statement for the Special Meeting of Stockholders held on February 23, 1998, filed with the SEC on February 2, 1998.

             b. The Investor has been provided an opportunity to ask questions of, and has received answers thereto satisfactory to the Investor from, ICC and ICC's representatives regarding the terms and conditions of the Offering and has obtained all additional information requested by the Investor of ICC and ICC's representatives to verify the accuracy of all information furnished to him regarding the Offering.

             c. The Investor has such knowledge and experience in financial affairs and is capable of evaluating the merits and risks of acquiring the Shares, and his financial situation is such that the Investor can afford to bear the economic risk of holding the Shares of common stock in ICC for an indefinite period of time and can afford to suffer the complete loss of his investment in such Shares.

             d. The Investor has not received any form of general solicitation or advertising in connection with his decision to make an investment in ICC.

             e. The Investor is acquiring the Shares in ICC for his own account and not with a view to or for sale in connection with any distribution of all or any part of such Shares.

             f. The Investor has either consulted his own investment advisor, attorney or accountant about the investment and proposed acquisition of Shares and its suitability to the Investor, or the Investor has chosen not to do so, despite ICC's recommendation that the Investor consult such professionals.

             g. The Investor understands that the Shares have not been and will not be registered under any federal or state securities laws and, therefore, cannot be re-sold or otherwise disposed of unless such Shares are subsequently registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available.

             h. The Investor agrees and understands that he will not sell or otherwise transfer any Shares, or any interest therein, unless the undersigned provides ICC with an opinion of counsel which is satisfactory to counsel for ICC (both as to the issuer of the opinion and the form and substance thereof) that


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the transfer of Shares or any interest therein: (i) may be effected without registration of the Shares under the Securities Act, and (ii) does not cause the violation of any state securities law (including any investment suitability standards) applicable to ICC.

             i. The Investor agrees, acknowledges and understands that a legend setting forth the restrictions set forth in subparagraphs (g) and (h) above will be placed on each of the stock certificates representing the Shares acquired by the Investor hereunder.

             j. The Investor agrees and understands that (i) ICC has no obligation or intention to register the Shares for resale under any federal or state securities laws or to take any action (except as provided in Section 6 below) which would make available any exemption from the registration requirements of such laws, and (ii) the Investor may be precluded from selling or otherwise transferring or disposing of any Shares for an indefinite period of time and may, therefore, have to bear the economic risk of investment in the Shares for an indefinite period.

             k. The Investor understands that no federal or state agency has approved or disapproved the Shares, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Shares for investment.

             l. The Investor qualifies as an Accredited Investor within the meaning of Regulation D promulgated by the SEC under the Securities Act by meeting one or more of the following criteria as checked (Please check the appropriate box):

                | | Any executive officer of the issuer of the securities being offered or sold.

                | | Any individual whose individual net worth, or joint net worth with that person's spouse, at the time of acquisition exceeds $1,000,000.

                | | Any individual who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of these years and had a reasonable expectation of reaching the same income level in the current year.

                | | A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
                Section 301(c) or (d) of the Small Business Investment Act of


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                1958; a plan established and maintained by a state, its
                political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of ERISA if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

                | | A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                | | An organization described in Section 501(c)(3) of the Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

                | | A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose acquisition is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the regulations promulgated by the SEC under the Securities Act.

                | | Any entity in which all of the equity owners are accredited investors as that term is defined in Rule 501(a) of the regulations promulgated by the SEC under the Securities Act.

             m. The Shares that the Investor is acquiring should be certificated and registered as follows (name and full address PRINTED exactly as the Shares are to be registered):

                        ------------------------------

                        ------------------------------

                        ------------------------------

                        ------------------------------

             The full address for notices to which any communications should be sent, if different from the registered address furnished in response to the preceding requirement, is:

                        ------------------------------

                        ------------------------------

                        ------------------------------

                        ------------------------------

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             n. The Investor understands that changes may have occurred in ICC subsequent to the date of the Term Sheet and the execution and delivery of this Exchange Agreement by the Investor.

             o. The Investor acknowledges and understands that this investment involves a high degree of risk and is suitable only for entities or persons having substantial financial resources who understand the long-term nature, the consequences of and the risks associated with, the investment. A subscription for Shares in ICC will be accepted only from an Investor with respect to whom ICC has reasonable grounds to believe, and shall believe immediately prior to sale, after making reasonable inquiry, either (i) has knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of this investment or (ii) individually or together with its Purchaser Representative (as that term is defined in Regulation D promulgated under the Securities Act) has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of this investment and that such person is able to bear the economic risk of this investment.

             p. If the Investor has utilized a purchaser representative, the Investor has previously given ICC notice in writing of such fact, specifying that such representative would be acting as the Investor's "purchaser representative" as defined in Rule 501(h) of Regulation D under the Securities Act.

             q. The Investor understands that the Shares are being offered and exchanged in reliance on specific exemptions from the registration requirements of federal and state securities laws and that ICC and the controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein submitted by the undersigned to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Shares.

             r. The Investor has the full right, power (and capacity, if the undersigned is a natural person) and authority to execute and deliver this Exchange Agreement and to perform his other obligations hereunder, and if the undersigned is an entity, the person signing this Exchange Agreement on behalf of such entity has been duly authorized by such entity to do so. Neither the execution and delivery of this Exchange Agreement nor its performance will violate, conflict with, or result in a breach of any provision of any law, rule, regulation, order, permit, judgment, injunction, decree or other decision of any court or other tribunal or any governmental authority binding on the Investor or conflict with or result in the breach of any of the terms, conditions or provisions of any contract, agreement, mortgage or other instrument or obligation of any nature to which the Investor is a party or by which the Investor is bound.

             s. The Investor has notified the Stockholder Representative (as such term is defined in the Note) that the Investor has elected to subscribe for the Shares pursuant to this Exchange Agreement in exchange for principal and


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accrued interest payable to the Investor under the Note and Interest Note in accordance with the terms hereof, and the Investor has instructed the Stockholder Representative to accept the Shares on its behalf in exchange for such principal and accrued interest due under the Note and Interest Note.

             t. The Investor acknowledges that if he is acquiring the Shares subscribed for hereby in a fiduciary capacity, the representations and warranties in this Section 3 shall be deemed to have been made on behalf of each person for whom he is so acquiring.

             u. The Investor agrees that his representations, agreements, acknowledgments, and understandings are all continuous and that all further subscriptions will be governed by them. The Investor further agrees to advise ICC promptly of any changes to any such representations.

          4. Agreements with Other Note Holders. ICC represents that each other Note Holder will be offered the opportunity to execute and deliver an exchange agreement substantially identical to this Exchange Agreement (except as to the amount of shares of common stock of ICC to be acquired), in which each such other Note Holder will be asked to subscribe for and acquire shares of common stock of ICC at the price of $4.14 per share in exchange for principal and Accrued Interest payable to such Note Holder under the Note and Interest Note Obligations payable to such Note Holder under the Interest Note, and to make the same representations and warranties as are made by the Investor in Section 3 hereof. The acquisition of the Shares by the Investor hereunder and acquisition of shares by any other Note Holder are to be separate acquisitions from ICC and the exchange of the Shares with the Investor hereunder and exchange of shares with any other Note Holder are to be separate exchanges by ICC.

          5. Conditions to Closing. ICC's obligation to exchange the Shares at the closing ("Closing") is subject to the fulfillment prior to or at the Closing, of ICC's having received aggregate subscriptions from the Note Holders representing at least 90% of the aggregate principal amount payable under the Note ($19,980,000 principal amount).

          6. Representations and Warranties of ICC. ICC hereby represents and warrants to the Investor that, at the time of the Closing:

             a. ICC shall be a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and have all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as it is now being conducted and shall be duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have a material adverse effect on ICC;

             b. The execution and delivery of this Exchange Agreement by ICC and the consummation by ICC of the transactions contemplated hereby have been duly authorized by all necessary corporate action in accordance with applicable law and the Certificate of Incorporation and By-Laws of ICC, and this Exchange


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Agreement shall constitute the valid and binding obligation of ICC, enforceable in accordance with its terms;

             c. Neither the execution and delivery of this Exchange Agreement nor its performance will violate, conflict with, or result in a breach of any provision of any law, rule, regulation, order, permit, judgment, injunction, decree or other decision of any court or other tribunal or any governmental authority binding on ICC or conflict with or result in the breach of any of the terms, conditions or provisions of the Certificate of Incorporation and By-Laws of ICC or any contract, agreement, mortgage or other instrument or obligation of any nature to which ICC is a party or by which ICC is bound; and

          7. Availability of Rule 144. ICC covenants that it will use its best efforts to file the reports required to be filed by ICC under the Securities Act and the Exchange Act, so as to enable the Investor to sell the Shares pursuant to Rule 144 under the Securities Act. In connection with any sale by the Investor of any Shares pursuant to Rule 144 under the Securities Act, ICC shall cooperate with such Investor to facilitate the timely preparation and delivery after such sale of stock certificates not bearing any Securities Act restrictive legend.

          8. Expenses. Each party hereto will pay its own expenses relating to this Exchange Agreement and the acquisition of the Investor's Shares of common stock in the ICC hereunder.

          9. Amendments. With the exception of Section 5, neither this Exchange Agreement nor any term hereof may be changed, waived, discharged or terminated except with the written consent of the Investor and ICC.

          10. Rejection of Subscription. The Investor acknowledges and agrees that the subscription for the Shares contained herein may be reduced or rejected by the ICC in its sole discretion at any time prior to the Closing.

          11. Indemnification. The Investor hereby agrees to indemnify ICC and its directors, officers and other affiliates and controlling persons against any and all losses, damages, liabilities, costs and expenses (including attorneys' fees and expenses) incurred or sustained by reason of, or in connection with, any breach of any representation, warranty, covenant or agreement by Investor contained in this Agreement.

          12. Further Assurances. The Investor will execute, deliver, acknowledge and file any and all further documents and provide any and all further information which ICC may deem necessary or appropriate in connection with the transactions contemplated by this Agreement, including, without limitation, the cancellation, termination and release of all obligations under the Note, the Guaranty, the Interest Note, and the security interest in the assets of Rare Medium and pledge of stock of Rare Medium held by ICC securing the Note and Guaranty.

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          13. Confidentiality. The provisions of this Exchange Agreement are highly confidential and will be treated as such by the Investor, excepting only such disclosures that the Investor may confidentially make to the Investor's personal accountant, attorney and investment advisor or the Stockholder Representative. Other than these limited permissible disclosures, the Investor agrees not to disclose any of the terms of this Exchange Agreement, whether verbally or in writing, to any third party without ICC's prior written consent in each case.

          14. General. This Agreement (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor, (ii) shall survive the Closing of the sale of the Shares hereunder, and (iii) shall, if the Investor consists of more than one person, be the joint and several obligation of all such persons. Two or more duplicate originals of this Exchange Agreement may be executed by the undersigned and accepted by ICC, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Exchange Agreement shall be governed by the laws of the State of Delaware. For purposes of this Exchange Agreement, words importing the singular number include the plural and vice versa. In the case of joint investors or signatories, each such investor or signatory is deemed to make each statement and representation herein contained. Instances of gender or entity specific usage (e.g. "his," "her" or "it") shall not be interpreted to preclude the application of any provision of this Exchange Agreement to any individual or entity.

             [INVESTORS MUST COMPLETE THE FOLLOWING SIGNATURE PAGE]




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                               EXCHANGE AGREEMENT

                                 Signature Page

          Four copies of this Exchange Agreement should be completed, executed, and mailed to ICC at its address appearing on page one of this Exchange Agreement. A copy will be returned to the Investor upon acceptance by ICC.

          IN WITNESS WHEREOF, the undersigned by its execution hereof, agrees to be bound by this Exchange Agreement to be made effective as of December 31, 1998.

          The undersigned subscribes for (a) __________ Shares of common stock of ICC at $4.14 per share in exchange for the $______________ of principal amount payable to the undersigned under the Note, and (b) such number of additional Shares of common stock in ICC in exchange for Accrued Interest under the Note and the obligations under the Interest Note, determined by dividing (x) the amount of accrued and unpaid interest payable to the Investor under the Note for the period October 1, 1998 through December 31, 1998, plus the amount of principal and accrued and unpaid interest payable to the Investor under the Interest Note for the period October 1, 1998 through December 31, 1998, by (y) the price of $4.14 per share for the Shares.

                                    Authorized signature of investor (stating exact title of office or position, if appropriate):

                                    ------------------------------------------
                                    Name of Investor (please print))

                                    ------------------------------------------
                                    Signature and Title (if appropriate)

                                    ------------------------------------------
                                    Signature and Title (if appropriate)

                                    ------------------------------------------
                                    Employer Identification Number or
                                    Taxpayer Identification Number

      ICC Technologies, Inc. hereby accepts the foregoing Exchange Agreement for ________ Shares of common stock as of December 31, 1998:

            ICC TECHNOLOGIES, INC.

            By:    ______________________________

            Title: ______________________________

      Acknowledged and agreed to:

            RARE MEDIUM, INC.

            By:    ______________________________

            Title: ______________________________

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